[CHASE LOGO]


                              NEW ISSUE TERM SHEET

                            -------------------------

                                  $633,813,982
                                  (APPROXIMATE)

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2000-1

                            -------------------------

              CHASE COMMERCIAL MORTGAGE SECURITIES CORP.-DEPOSITOR
                    THE CHASE MANHATTAN BANK-MASTER SERVICER
                     LENNAR PARTNERS, INC.-SPECIAL SERVICER

            GENERAL ELECTRIC CAPITAL CORPORATION-MORTGAGE LOAN SELLER
                  THE CHASE MANHATTAN BANK-MORTGAGE LOAN SELLER

                            -------------------------

                        FOR FURTHER INFORMATION CONTACT:
                                 Scott Davidson
                                Managing Director
                              Chase Securities Inc.
                                  212-834-3813

CHASE SECURITIES INC.          GOLDMAN, SACHS & CO.         SALOMON SMITH BARNEY
Book Running Manager

The analyses in this report are based upon information provided by The Chase Manhattan Bank and General Electric Capital Corporation (the "Sellers"). Chase Securities Inc., Goldman, Sachs & Co. and Salomon Smith Barney (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN CHASE SECURITIES INC.). THE UNDERWRITERS ARE NOT ACTING AS AGENTS FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                  MARCH 6, 2000

[CHASE LOGO]

COLLATERAL OVERVIEW:
--------------------
Aggregate Principal Balance:                               $704,237,759
Number of Mortgage Loans:                                            91
Number of Mortgaged Properties:                                     101
Average Cut-Off Date Balance:                                $7,738,876
Weighted Average Current Mortgage Rate:                           8.36%
Weighted Average Underwritten DSCR:                               1.29x
Weighted Average Loan to Value Ratio:                            71.14%
Weighted Average Original Term to Maturity (months):               116
Weighted Average Remaining Term to Maturity (months):              114
Weighted Average Remaining Amortization Term (months):              351
Balloon Loans as a % of Total:                                    98.7%
Single Largest Loan as a % of Total:                              6.03%
Three Largest Loans as a % of Total:                             18.02%
Ten Largest Loans as a % of Total:                               39.01%

                                 AGGREGATE
                                  CUT-OFF            LOAN
TEN LARGEST LOAN                   DATE      % OF    PER SF   CUT-OFF            PROPERTY
SUMMARY                           BALANCE    IPB     /UNIT      LTV      DSCR      TYPE
--------------------------------------------------------------------------------------------
Regency Plaza One               $42,500,000  6.03%     189.45  61.15%   1.27x     Office
Westfork Plaza                   42,478,452  6.03      107.26  78.96%   1.20x     Retail
Greendale Mall                   41,928,574  5.95       97.33  65.82%   1.34x     Retail
40 Worth Street                  39,815,471  5.65       71.05  69.00%   1.23x     Office
Orange County Port. III (1)      24,687,115  3.51       79.31  73.69%   1.38x     Ind./Office
Orange County Port. IV (1)       21,005,193  2.98       98.66  78.00%   1.27x     Ind./Office
Media Works                      16,535,024  2.35      168.72  73.82%   1.24x     Office
Timber Ridge Apt.                16,485,748  2.34   53,008.84  67.29%   1.24x     Multi.
Northpark I, II, III             15,175,000  2.15       62.99  65.13%   1.34x     Office
AEC II Bradford at Easton Apt.   14,085,917  2.00   43,475.05  77.40%   1.20x     Multi.
                                 ----------  ----              -----    ----
TOTAL                          $274,696,493 39.01%             70.35%   1.27X
--------------------------------------------------------------------------------------------

(1) These mortgage loans are cross-collateralized and cross-defaulted with each other.

                       NUMBER OF        AGGREGATE
                       MORTGAGED        PRINCIPAL        % OF INITIAL
CURRENT USE            PROPERTIES         BALANCE        POOL BALANCE
------------------------------------------------------------------------
Multifamily                 32         $211,483,427         30.03%
Office                      20          185,643,514          26.36
Anchored Retail             21          172,162,085          24.45
Hotel                        5           43,613,888           6.19
Industrial                  10           43,274,474           6.14
Unanchored Retail            5           29,528,346           4.19
Self Storage                 8           18,532,024           2.63
                           ---           ----------           ----
TOTAL                      101         $704,237,759        100.00%
------------------------------------------------------------------------


                         NUMBER OF        AGGREGATE
                         MORTGAGED        PRINCIPAL      % OF INITIAL
STATE                    PROPERTIES        BALANCE       POOL BALANCE
------------------------------------------------------------------------
California                  22         $172,546,457         24.50%
Ohio                        18          100,801,499         14.31
New York                     7           75,263,123         10.69
Florida                      6           64,102,088          9.10
Texas                       10           45,665,660          6.48
Other States                38          245,858,932         34.91
                                        -----------         -----
TOTAL                      101         $704,237,759        100.00%
------------------------------------------------------------------------


                                         AGGREGATE
                         NUMBER OF       PRINCIPAL      % OF INITIAL
RANGE OF DSCR         MORTGAGE LOANS      BALANCE       POOL BALANCE
------------------------------------------------------------------------
1.1600x to 1.2000x           3          $16,351,910          2.32%
1.2000x to 1.2300x          25          182,009,508          25.84
1.2300x to 1.2600x          12          132,401,322          18.80
1.2600x to 1.3000x          13          135,941,957          19.30
1.3000x to 1.3700x          17          114,025,069          16.19
1.3700x to 1.5000x          14           81,570,387          11.58
1.5000x to 2.2500x           7           41,937,607           5.96
                            --           ----------           ----
TOTAL                       91         $704,237,759        100.00%
------------------------------------------------------------------------


                                        AGGREGATE
RANGE OF LTV AS OF       NUMBER OF       PRINCIPAL       % OF INITIAL
THE CUT-OFF DATE       MORTGAGE LOANS    BALANCE          POOL BALANCE
------------------------------------------------------------------------
44.31% to 59.99%             7          $45,139,961          6.41%
60.00% to 64.99%            11           93,479,661          13.27
65.00% to 68.99%            12          116,376,964          16.53
69.00% to 72.99%            12           91,144,851          12.94
73.00% to 76.99%            27          156,855,426          22.27
77.00% to 79.99%            17          176,248,807          25.03
80.00% to 83.19%             5           24,992,089           3.55
                            --           ----------           ----
TOTAL                       91         $704,237,759        100.00%
------------------------------------------------------------------------


KEY CHARACTERISTICS:
--------------------
Lead Manager:            Chase Securities Inc.
Co-Managers:             Goldman, Sachs & Co., Salomon Smith Barney Inc.
Master Servicer:         The Chase Manhattan Bank
Special Servicer:        Lennar Partners, Inc.
Trustee:                 State Street Bank and Trust Company
Paying Agent:            The Chase Manhattan Bank
Mortgage Loan Sellers:   General Electric Capital Corporation (50.53%)
                         The Chase Manhattan Bank (49.47%)
Closing:                 On or about March 27, 2000
Cut-Off Date:            March 10, 2000
Distribution Date:       15th day of each month or following business day
Payment Delay:           14 days
ERISA Eligible:          Classes A1, A2 and X are expected to be ERISA eligible
SMMEA Eligible:          No classes are eligible
Structure:               Sequential Pay
Day Count:               30/360, payable monthly
Tax Treatment:           REMIC Rated Final
Distribution Date:       April 15, 2032
Minimum Denominations:   $10,000 initial principal amount for the publicly
                         offered certificates and $1,000,000 initial notional
                         amount for the Class X certificates. Each certificate
                         will be offered in multiples of $1 in excess of the
                         minimum denomination.
Delivery:                DTC, Clearstream Banking, Euroclear

                                                               % OF
                                            AGGREGATE         INITIAL
RANGE OF PRINCIPAL           NUMBER OF      PRINCIPAL          POOL
CUT-OFF DATE BALANCES      MORTGAGE LOANS    BALANCE          BALANCE
--------------------------------------------------------------------------
$1,073,695 to $3,000,000          29        $63,622,414         9.03%
$3,000,001 to $5,000,000          19         79,030,917        11.22
$5,000,001 to $9,000,000          18        122,152,567        17.35
$9,000,001 to $15,000,000         16        178,821,285        25.39
$15,000,001 to $30,000,000         5         93,888,079        13.33
$30,000,001 to $42,000,000         2         81,744,045        11.61
$42,000,001 to $42,500,000         2         84,978,452        12.07
                                   -         ----------        -----
TOTAL                             91       $704,237,759       100.00%
--------------------------------------------------------------------------

                                                                % OF
                                             AGGREGATE         INITIAL
                             NUMBER OF       PRINCIPAL          POOL
RATES OF MORTGAGE RATES    MORTGAGE LOANS     BALANCE          BALANCE
--------------------------------------------------------------------------
6.970% to 7.499%                   1         $9,095,565          1.29%
7.500% to 7.899%                  19        120,028,728         17.04
7.900% to 8.199%                  18        125,447,767         17.81
8.200% to 8.499%                  24        169,951,110         24.13
8.500% to 8.749%                  19        177,430,111         25.19
8.750% to 8.999%                   6         38,429,067          5.46
9.000% to 9.350%                   4         63,855,410          9.07
                                   -         ----------          ----
TOTAL                             91       $704,237,759        100.00%
--------------------------------------------------------------------------

                                                                % OF
RANGE OF REMAINING TERM                      AGGREGATE         INITIAL
TO MATURITY OR APD           NUMBER OF       PRINCIPAL          POOL
(MONTHS)                   MORTGAGE LOANS     BALANCE          BALANCE
--------------------------------------------------------------------------
60 to 79                          2         $19,260,157          2.73%
80 to 99                         10          84,104,718         11.94
100 to 116                       12         107,102,810         15.21
117 to 118                       34         238,543,323         33.87
119 to 120                       25         199,099,438         28.27
121 to 129                        7          42,041,396          5.97
130 to 147                        1          14,085,917          2.00
                                  -          ----------          ----
TOTAL                            91        $704,237,759        100.00%
--------------------------------------------------------------------------


                                                                    % OF
                                        NUMBER OF   AGGREGATE      INITIAL
                                         MORTGAGE    PRINCIPAL      POOL
AMORTIZATION TYPES                        LOANS      BALANCE       BALANCE
--------------------------------------------------------------------------
Balloon Loans                               90     $695,142,193     98.71%
Loans with an Anticipated Prepayment Date    1        9,095,565      1.29
                                             -        ---------      ----
TOTAL                                       91     $704,237,759    100.00%
--------------------------------------------------------------------------

                                                                    % OF
                                        NUMBER OF   AGGREGATE      INITIAL
                                         MORTGAGE    PRINCIPAL      POOL
BASIS FOR ACCRUAL OF INTEREST             LOANS      BALANCE       BALANCE
--------------------------------------------------------------------------
Actual/360                              91        $704,237,759     100.00%
                                        --        ------------     ------
TOTAL                                   91        $704,237,759     100.00%
--------------------------------------------------------------------------


                                                                   % OF
                                       NUMBER OF   AGGREGATE      INITIAL
                                        MORTGAGE    PRINCIPAL      POOL
PREPAYMENT PROVISIONS                    LOANS      BALANCE       BALANCE
--------------------------------------------------------------------------
Lockout/Defeasance                      91        $704,237,759    100.00%
                                        --        ------------    ------
TOTAL                                   91        $704,237,759    100.00%
--------------------------------------------------------------------------

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

[CHASE LOGO]

                             SUMMARY OF CERTIFICATES

---------------------------------------------------------------------------------------------------------------------------------
              INITIAL CLASS                                PASS-           ASSUMED      WEIGHTED                   PRINCIPAL OR
               CERTIFICATE                                THROUGH           FINAL       AVERAGE      EXPECTED       NOTIONAL
                BALANCE OR          APPROXIMATE             RATE         DISTRIBUTION     LIFE        RATINGS       PRINCIPAL
CLASS      NOTIONAL AMOUNT (1)     CREDIT SUPPORT       DESCRIPTION        DATE (5)    (YEARS) (6)   (S&P/DCR)      WINDOW (6)
---------------------------------------------------------------------------------------------------------------------------------
A-1                $125,175,000        26.50%              Fixed           6/15/08        5.70       AAA/AAA        4/00-6/08
---------------------------------------------------------------------------------------------------------------------------------
A-2                $392,439,752        26.50%              Fixed           2/15/10        9.57       AAA/AAA        6/08-2/10
---------------------------------------------------------------------------------------------------------------------------------
X                  $704,237,758         N/A             WAC (I/O) (2)      6/15/12        9.04       AAAr/AAA       4/00-6/12
---------------------------------------------------------------------------------------------------------------------------------
B                   $36,972,481        21.25%              Fixed (3)       3/15/10        9.89        AA/AA         2/10-3/10
---------------------------------------------------------------------------------------------------------------------------------
C                   $33,451,295        16.50%              Fixed (3)       3/15/10        9.97         A/A          3/10-3/10
---------------------------------------------------------------------------------------------------------------------------------
D                   $10,563,566        15.00%              Fixed (3)       3/15/10        9.97        A-/A-         3/10-3/10
---------------------------------------------------------------------------------------------------------------------------------
E                   $24,648,322        11.50%            Variable (4)      4/15/10        9.99       BBB/BBB        3/10-4/10
---------------------------------------------------------------------------------------------------------------------------------
F                   $10,563,566        10.00%            Variable (4)      4/15/10       10.05      BBB-/BBB-       4/10-4/10
---------------------------------------------------------------------------------------------------------------------------------
G                   $24,648,321         N/A                Fixed             N/A          N/A          N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
H                    $5,281,784         N/A                Fixed             N/A          N/A          N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
I                    $6,162,080         N/A                Fixed             N/A          N/A          N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
J                   $11,443,864         N/A                Fixed             N/A          N/A          N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
K                    $3,521,189         N/A                Fixed             N/A          N/A          N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
L                    $3,521,189         N/A                Fixed             N/A          N/A          N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------
M                   $15,845,349         N/A                Fixed             N/A          N/A          N/A             N/A
---------------------------------------------------------------------------------------------------------------------------------

(1)  Approximate, subject to a permitted variance of plus or minus 10%.

(2) The pass-through rate on the Class X certificates will be equal to the excess, if any, of (1) the weighted average of the net interest rates on the mortgage loans (in each case adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (2) the weighted average of the pass-through rates of the other certificates (other than the residual certificates and the Class S certificate) as described in the prospectus supplement.

(3) For any distribution date, if the weighted average of the net interest rates on the mortgage loans (in each case adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of the first day of the related due period is less than the rate specified for the Class B, Class C or Class D certificates with respect to the distribution date, then the pass through rate for that class of certificates on that distribution date will equal the weighted average net mortgage interest rate.

(4) The pass-through rate applicable to the Class E and Class F certificates on each distribution date will be equal to the weighted average of the net interest rates on the mortgage loans (in each case adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months) less __% per annum.

(5) The assumed final distribution dates set forth in the prospectus supplement have been determined on the basis of the assumptions described in "Description of the Certificates-Assumed Final Distribution Date; Rated Final Distribution Date" in the prospectus supplement. The rated final distribution date for each class of certificates is April 15, 2032. See "Description of the Certificates-Assumed Final Distribution Date; Rated Final Distribution Date" in the prospectus supplement.

(6) The weighted average life and period during which distributions of principal would be received (or applied in the case of the notional amount of Class X certificates) set forth in the foregoing table with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity Considerations-Weighted Average Life" in the prospectus supplement and on the assumptions that there are no prepayments (other than on each anticipated prepayments (other than on each anticipated prepayment date, if any), or losses on the mortgage loans and that there are no extensions of maturity dates of mortgage loans.

      The Class S, Class R and Class LR certificates are not offered by the prospectus supplement or represented in this table.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

[CHASE LOGO]

                                SUMMARY OF ISSUE

ISSUE TYPE:                 Sequential pay multi-class commercial mortgage REMIC

OFFERED SECURITIES:         Classes A-1, A-2, X, B, C, D, E and F

COLLATERAL:                 Approximately $704,237,759 pool of 91 fixed-rate
                            commercial and multifamily mortgage loans

LOAN SELLERS:               General Electric Capital Corporation and The Chase
                            Manhattan Bank

DEPOSITOR:                  Chase Commercial Mortgage Securities Corp.

UNDERWRITERS:               Chase Securities Inc.-Book Running Manager Goldman,
                            Sachs & Co. and Salomon Smith Barney
                            Inc.-Co-Managers

MASTER SERVICER:            The Chase Manhattan Bank

PRIMARY SERVICERS:          The Chase Manhattan Bank and GE Capital Loan
                            Services, Inc.

SPECIAL SERVICER:           Lennar Partners, Inc.

TRUSTEE:                    State Street Bank & Trust Company

RATING AGENCIES:            Standard & Poor's Ratings Services and Duff & Phelps
                            Credit Rating Co.

CUT-OFF DATE:               March 10, 1999

CLOSING DATE:               On or about March 27, 1999

DISTRIBUTION DATE:          The 15th day of the month or the next business day,
                            beginning April 2000 provided that no distribution date will be less than 4 business days after the related determination date

DETERMINATION DATE:         The 11th day of the month or the next business day

DENOMINATIONS:              The offered certificates (other than the Class X
                            certificates) will be offered in minimum denominations of $10,000 initial principal amount;
                            the Class X certificates will be offered in minimum denominations of $1,000,000 initial notional amount

ERISA CONSIDERATIONS:       Class A-1, Class A-2 and Class X certificates are
                            expected to be ERISA eligible, subject to certain conditions

SMMEA ELIGIBILITY:          No certificates are eligible

CERTIFICATE REGISTRATION:   Certificate owners may hold their certificates
                            through DTC (in the United States) or Clearstream
                            Banking societe anonym or The Euroclear System (in
                            Europe) if they are participants of that system, or indirectly through organizations that are participants in those systems

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

[CHASE LOGO]

                           STRUCTURAL CHARACTERISTICS

INTEREST ACCRUAL PERIOD:    Interest will accrue on the offered certificates
                            during the calendar month prior to the related distribution date and will be calculated assuming that each month has 30 days and each year has 360 days.

PASS-THROUGH RATES:         Certificates will accrue interest at an annual rate
                            called a pass-through rate which is set forth below for each class other than the Class X, Class E and Class F certificates:

                              Class A-1    [__]%
                              Class A-2    [__]%
                              Class B      [__]% (1)
                              Class C      [__]% (1)
                              Class D      [__]% (1)

                              (1) For any distribution date, if the weighted average of the net interest rates on the mortgage loans (in each case adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months and the net of all servicing fees) as of the first day of the related due period is less than the rate specified for the Class B, Class C or Class D certificates with respect to the distribution date, then the pass-through rate for that class of certificates on that distribution date will equal the weighted average net mortgage rate.

                             If you invest in the Class E or Class F
                             certificates, your pass-through rate will be equal to the weighted average interest rate of the mortgage loans (in each case adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months and net of all servicing and trustee fees), less __% per annum.

                             If you invest in the Class X certificates, your pass-through rate will be equal to the excess, if any, of (1) the weighted average interest rate of the mortgage loans (in each case adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months and net of all servicing and trustee fees) over (2) the weighted average of the pass-through rates of the other certificates (other than the Class S, Class R and Class LR certificates) as described in the prospectus supplement.

PRINCIPAL DISTRIBUTIONS:     On each distribution date, funds available for
                             distribution from the mortgage loans, net of specified trust expenses, will be distributed to the class of certificates outstanding, with the earliest alphabetical/numerical Class designation, until its certificate balance is reduced to zero.
                             If each class of certificates other than Class A has been reduced to zero, funds available for principal will be distributed to Class A-1 and Class A-2, pro rata, rather than sequentially.

INTEREST DISTRIBUTIONS:      Each class of offered certificates (other than the
                             Class X certificates) will be entitled on each distribution date to interest accrued at its pass-through rate on the outstanding certificate balance of such class during the prior calendar month. The Class X certificates will be entitled on each distribution date to the aggregate interest accrued on its notional amount during the prior calendar month.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

[CHASE LOGO]

PREPAYMENT PROVISIONS:       Each mortgage loan prohibits prepayments (including
                             defeasance) for a specified period of time after its date of origination (a "Lockout Period"). All of the mortgage loans permit only defeasance after the expiration of the Lockout Period.

REPRESENTATIONS              The applicable Loan Seller will make certain
AND WARRANTIES:              representations and warranties with respect to each
                             mortgage loan sold by the Loan Seller.



THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

[CHASE LOGO]


                           COLLATERAL CHARACTERISTICS

AGGREGATE PRINCIPAL BALANCE(1)                                          $704,237,759
NUMBER OF MORTGAGE LOANS                                                91
NUMBER OF MORTGAGED PROPERTIES                                          101
NUMBER OF "BALLOON" MORTGAGE LOANS(2)                                   90
NUMBER OF MORTGAGE LOANS WITH ANTICIPATED PREPAYMENT DATES              1
RANGE OF MORTGAGE LOAN PRINCIPAL BALANCES(3)                            $1,073,695 to $42,500,000
AVERAGE MORTGAGE LOAN PRINCIPAL BALANCE                                 $7,738,876
RANGE OF MORTGAGE RATES                                                 6.97% to 9.35%
WEIGHTED AVERAGE MORTGAGE RATE                                          8.36%
RANGE OF ORIGINAL TERMS TO MATURITY(4)                                  60 to 150 months
WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY(4)                           116 months
RANGE OF REMAINING TERMS TO MATURITY DATE(4)                            60 to 147 months
WEIGHTED AVERAGE REMAINING TERM TO MATURITY DATE(4)                     114 months
RANGE OF ORIGINAL AMORTIZATION TERMS                                    300 months to 360 months
WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM                             353 months
RANGE OF AMORTIZATION TERMS REMAINING                                   296 to 360 months
WEIGHTED AVERAGE REMAINING AMORTIZATION TERM                            351 months
RANGE OF LOAN TO VALUE RATIOS                                           44.31% to 83.19%
WEIGHTED AVERAGE LOAN TO VALUE RATIO                                    71.14%
RANGE OF LOAN TO VALUE RATIOS AS OF THE MATURITY DATE(4)                36.80% to 74.58%
WEIGHTED AVERAGE LOAN TO VALUE RATIO AS OF THE MATURITY DATE(4)         64.10%
RANGE OF OCCUPANCY RATES(5)                                             72.80 to 100.00%
WEIGHTED AVERAGE OCCUPANCY RATE                                         95.00%
RANGE OF DEBT SERVICE COVERAGE RATIOS                                   1.16x to 2.24x
WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO                            1.29x



(1)  Subject to a permitted variance of plus or minus 10%.

(2)  Excludes 1 mortgage loan with an anticipated prepayment date.

(3) 2 cross-collateralized and cross-defaulted mortgage loans have an aggregate principal balance of $45,692,308.

(4)  In the case of 1 mortgage loan, the anticipated prepayment date.

(5) Includes 5 hotel properties, representing approximately 6.19% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, which have occupancy rates that generally range from 72.80% to 88.20%; if the mortgage loans secured by hotel properties are excluded, the range of occupancy rates of all other mortgaged properties is 75.00% to 100.00% and the weighted average occupancy rate of all other mortgaged properties is 95.92%.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

[CHASE LOGO]


                                                 TEN LARGEST LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                          % OF                             STATED                 CUT-OFF
                             NUMBER OF                 INITIAL                            REMAINING                DATE      LTV
                             MORTGAGED   CUT-OFF DATE   POOL                    MORTGAGE    TERM    UNDERWRITTEN   LTV      RATIO AT
PROPERTY NAME                PROPERTIES    BALANCE     BALANCE   PROPERTY TYPE    RATE    (MONTHS)      DSCR       RATIO    MATURITY
------------------------------------------------------------------------------------------------------------------------------------
Regency Plaza One                1       $42,500,000    6.03%       Office          8.62%    120       1.27x       61.15%    55.59%
Westfork Plaza                   1       $42,478,452    6.03    Anchored Retail     9.00     118       1.20x       78.96%    72.39%
Greendale Mall                   1       $41,928,574    5.95    Anchored Retail     8.23      81       1.34x       65.82%    61.96%
40 Worth Street                  1       $39,815,471    5.65        Office          8.67     118       1.23x       69.00%    62.82%
Orange County Portfolio III (1)  5       $24,687,115    3.51    Office/Industrial   8.17     113       1.38x       73.69%    66.54%
Orange County Portfolio IV (1)   4       $21,005,193    2.98    Office/Industrial   8.17     113       1.27x       78.00%    70.42%
Media Works                      1       $16,535,024    2.35        Office          8.53     118       1.24x       73.82%    66.99%
Timber Ridge Apt.                1       $16,485,748    2.34       Multifamily      8.28     119       1.24x       67.29%    60.69%
Northpark I, II & III            1       $15,175,000    2.15        Office          8.47     120       1.34x       65.13%    58.95%
AEC II Bradford at Easton Apt.   1       $14,085,917    2.00       Multifamily      7.89     147       1.20x       77.40%    65.93%
TOTAL                           17      $274,696,493   39.01%                       8.48%    113       1.27X       70.35%    64.03%
------------------------------------------------------------------------------------------------------------------------------------

(1) These mortgage loans are cross-collateralized are cross-defaulted with each other.

REGENCY PLAZA ONE: The Regency Plaza One loan is secured by a first lien on a 13-story multi-tenant office building located in Santa Clara, California. The building contains approximately 224,334 square feet of net leasable area. The building was constructed in 1986. As of January 1, 2000, the mortgaged property was approximately 100% occupied. The sponsor of the borrower is Maskatiya, Suri & Company. Maskatiya, Suri & Company owns 2 other commercial properties in the San Francisco bay area.

WESTFORK PLAZA: The Westfork Plaza loan is secured by a first lien on an anchored community shopping center in Pembroke Pines, Florida. Westfork Plaza contains approximately 396,022 square feet of net leasable area and is anchored by K-Mart, Winn-Dixie and Regal Cinemas. Westfork Plaza contains additional outparcels, including a Walgreens, which are owned by third parties, and are not part of the collateral. The center was constructed in 1999, and as of January 31, 2000, the mortgaged property was approximately 97.47% occupied. The sponsor of the borrower is Swedlow Real Estate Group, Inc., a private REIT. The REIT owns 13 commercial properties containing over 3,400,000 square feet of net leasable area, primarily in South Florida.

GREENDALE MALL: The Greendale Mall loan is secured by a first lien on a one and two-story enclosed regional mall and a four-story office building located in Worcester, Massachusetts. The mall contains approximately 310,909 square feet of net leasable area and is anchored by Marshall's, T.J. Maxx and Best Buy. The office building contains approximately 119,860 square feet of net leasable area leased to a single tenant. The mall and office buildings were completed in 1987 and the mall was expanded in 1997. The mall was approximately 81.68% occupied as of January 25, 2000, and the office building was approximately 100% occupied as of January 25, 2000. The sponsor of the borrower is Simon Property Group, Inc. As of December 1999, Simon Property Group, Inc. had an ownership interest in 259 properties in 36 states.

40 WORTH STREET: The 40 Worth Street loan is secured by a first lien on a 16-story multi-tenant office building located in New York, New York. The building contains approximately 560,387 square feet of net leasable area. As of November 17, 1999, the building was approximately 96.48% occupied. The buiilding was constructed in 1927 and renovated in 1993. The sponsors of the borrower are Jeffrey and Aaron Gural, Barry Gosin and Newmark and Company. Newmark and Company manages 25 million square feet of commercial space.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

[CHASE LOGO]

ORANGE COUNTY INDUSTRIAL/OFFICE PORTFOLIO III: The Orange County Industrial/Office Portfolio III loan is secured by first liens on 3 industrial properties and 2 office properties located throughout Orange County, California. The portfolio contains approximately 311,263 square feet of net leasable area in the aggregate and, as of December 27, 1999, had a weighted average occupancy of approximately 99.22%. The 3 industrial properties contain approximately 210,517 square feet of net leasable area and, as of December 27, 1999, had a weighted average occupancy rate of approximately 98.68%. The industrial properties are located in Irvine, California (2) and Brea, California. The 2 office properties contain approximately 100,746 square feet of net leasable area in the aggregate and, as of December 27, 1999, were approximately 100% occupied. The office properties are located in Newport Beach, California and Tustin, California. The Orange County Industrial/Office Portfolio III loan is cross-collateralized and cross-defaulted with the Orange County Industrial/Office Portfolio IV loan. The sponsor of the borrower is Olen Properties Corp. As of November 1999, Olen Properties Corp.'s portfolio included over 3.5 million square feet of commercial space and 6,400 multifamily units located throughout Southern California, Nevada and Florida.

ORANGE COUNTY INDUSTRIAL/OFFICE PORTFOLIO IV: The Orange County Industrial/Office Portfolio IV loan is secured by first liens on 2 industrial properties and 2 office properties located throughout Orange County, California. The portfolio contains approximately 212,905 square feet of net leasable area in the aggregate and had a weighted average occupancy of approximately 98.66% based on rent rolls dated from December 27, 1999 to February 25, 2000. The 2 industrial properties contain a total of 137,341 square feet of net leasable area and had a weighted average occupancy rate of approximately 97.42% based on rent rolls dated from December 27, 1999 to February 25, 2000. The industrial properties are located in Costa Mesa, California and Laguna Hills, California. The 2 office properties contain approximately 75,564 square feet of net leasable area in the aggregate and, as of December 27, 1999, had a weighted average occupancy rate of approximately 100%. The office properties are located in Newport Beach, California. The Orange County Industrial/Office Portfolio IV loan is cross-collateralized and cross-defaulted with the Orange County Industrial/Office Portfolio III loan. The sponsor of the borrower is Olen Properties Corp. As of November 1999, Olen Properties Corp.'s portfolio included over 3.5 million square feet of commercial space and 6,400 multifamily units located throughout Southern California, Nevada and Florida.

MEDIA WORKS: The Media Works loan is secured by a first lien on a 2-story multi-tenant office building located in Marina Del Rey, California. The building contains approximately 98,005 square feet of net leasable area and was 100% occupied as of October 1, 1999. The building was originally constructed in 1971 and was completely renovated in 1999. The sponsor of the borrower is Steaven K. Jones. Mr. Jones is a principal of Steaven Jones Development Company.

TIMBER RIDGE APARTMENTS: The Timber Ridge Apartments loan is secured by a first lien on a 311-unit, garden apartment complex consisting of 7 two-story buildings and 2 one-story buildings located in Boulder, Colorado. The property contains approximately 217 one-bedroom units, 91 two-bedroom units and 3 three-bedroom units. Amenities available to residents include a fitness center, a pool and 9 laundry rooms. The complex was constructed in 1958 and renovated between 1998 and 1999. As of January 25, 2000, the mortgaged property was approximately 99.36% occupied. The general partner of the borrower is Mathew C. Dyroff. Mathew
C. Dyroff owns 10 apartment buildings in Boulder, Colorado.


                          TEN LARGEST LOANS (continued)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

[CHASE LOGO]

NORTH PARK I, II, & III: The North Park I, II & III loan is secured by a first lien on an office development in Dallas, Texas. The mortgaged property is comprised of three contiguous buildings, which are two, four and eight stories in height. The three buildings contain approximately 240,897 square feet of net leasable area. The mortgaged property was completed in 1974 and extensively renovated in 1999. As of November 15, 1999, the subject was approximately 84.46% occupied. The principal of the borrower is Kolter Holdings Texas, Inc. Kolter Holdings is a privately owned development company that currently owns or manages over 5.5 million square feet of commercial space.

AEC II BRADFORD AT EASTON APARTMENTS: The AEC II Bradford at Easton Apartments loan is secured by a first lien on a 324-unit garden and townhouse apartment complex consisting of 37 two-story buildings located in Columbus, Ohio. The property contains approximately 88 one-bedroom units, 214 two-bedroom units and 22 three-bedroom units. Amenities available to residents include an outdoor pool, a clubhouse/fitness center and a gazebo overlooking a wooded lake. The complex was constructed in 1996. As of October 31, 1999, the complex was approximately 97.53% occupied. The sponsor of the borrower is Associated Estates Realty Corporation, a NYSE listed company that manages 143 multifamily properties in the United States.









THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.